Annual Stockholder
Meeting

August 8, 2007

forward-looking statement…

During the course of this presentation, there will be forward-
looking statements within the meaning of the “safe harbor”
provisions of the Private Securities Litigation Reform Act of
1995. Forward-looking statements often address our expected
future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,”
“believes,” “seeks,” or “will.”

These statements are based upon our current expectations and speak only as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statementsAlthough our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and
disclosed in the Company’s public filings with the SEC.

agenda…

Termination of proposed BBI transaction

Overview of NorthWestern Energy

The future for NorthWestern Energy

termination of BBI merger…

Stockholders approved a merger of NorthWestern with
Babcock & Brown Infrastructure Limited at last year’s
annual meeting

The necessary clearances had been received from:

Department of Justice

Committee on Foreign Investment in the United States

Federal Energy Regulatory Commission

Federal Communications Commission

Nebraska Public Service Commission

South Dakota Public Utilities Commission

The last condition necessary was from the Montana
Public Service Commission (“MPSC”)

The MPSC denied the joint application

BBI terminated the merger agreement

reasons for MPSC denial…

Too much debt as part of the purchase price

Assumed additional costs could ultimately be passed
on to ratepayers

Premium to be paid was too large

Concerned the premium eventually would get reflected
in rates

Concern that BBI would deplete future cash and
equity of the utility through excessive dividends
to parent

MPSC wants more certainty surrounding the
electric and natural gas utility

Preference for status quo

Kalispell
Missoula
Great Falls
Helena
Butte
Bozeman
YELLOWSTONE NATIONAL PARK
MONTANA
WYOMING
COYOTE I
NORTH DAKOTA
Aberdeen
BIG STONE
Huron
Mitchell
SOUTH DAKOTA
MINNESOTA
IOWA
NEBRASKA
North Platte
Grand Island
Kearney

NorthWestern Energy
Delivering a Bright Future

who we are…

Electric transmission lines

Natural gas distribution lines

Supplier-owned electric or natural gas lines

Electric generating plant

Natural gas storage fields

Natural gas compressor stations

(1)  As of 3/31/07.

(2)

Book capitalization calculated as short-term debt plus long-
term debt plus shareholders’ equity.

640,000 customers

382,000 electric

258,000 natural gas

Approximately 123,000 square miles
of service territory in Montana,
Nebraska and South Dakota

Total Assets: (1)$2,340 MM

Total Capitalization: (1)(2)$1,445 MM

Total Employees: (1) 1,350

business overview…

Regulated Operations

One of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving approximately 640,000 customers in Montana, South Dakota and Nebraska

Electric Operations

Montana

322,000 customers (transmission/distribution)

Revenue by customer class(1):
35% residential, 51% comm./ind., 14% other

Approximately 7,000 miles of transmission
lines and 20,700 miles of distribution lines

South Dakota

59,700 customers (integrated utility)

Revenue by customer class(1):
37% residential, 51% comm./ind.,
12% other

Approximately 3,200 miles of T&D lines

Owns 310 net MW of power generation

Gas Operations

Montana

174,000 customers (residential/commercial)

3,800 miles of underground distribution
pipelines

2,000 miles of intrastate transmission
pipelines

16.3 Bcf of gas storage

South Dakota/Nebraska

83,900 customers (residential/commercial)

2,200 miles of distribution gas mains

Unregulated operations

Ethanol supply contracts

Moving to regulated business

Unregulated Operations

Electric —Primarily consists of a equity participation of 30% of Colstrip Unit 4,

a 740 MW coal-fired plant in Montana (portion lease/portion owned)

(1) Data as percent of total electric rate schedule revenue for 2006.

senior leadership…

Michael J. Hanson, President & Chief Executive Officer

Board member since May 2005

26 years utility experience

Brian B. Bird, VP & Chief Financial Officer

21 years financial management experience; 10 years energy experience

Thomas J. Knapp, VP, General Counsel and Corporate Secretary

30 years legal experience; 16 years regulatory experience

Patrick R. Corcoran, VP–Regulatory & Government Affairs

28 years regulatory experience

David G. Gates, VP–Wholesale Operations

29 years utility experience

Curtis T. Pohl, VP–Retail Operations

21 years utility experience

Bobbi L. Schroeppel, VP–Customer Care & Communications

14 years utility experience

Gregory G. A. Trandem, VP–Administrative Services

31 years utility experience

More than 20 years utility experience on average.

Unregulated
Natural Gas
6%
Unregulated
Electric
7%
Regulated
Electric
57%
Regulated
Gas
30%

Unregulated
Natural Gas
1%
Unregulated
Electric
13%
Regulated
Gas
23%
Regulated
Electric
63%

NorthWestern Energy
Delivering a Bright Future

contribution of segments…

Gross Revenue (MM) - 2006

Gross Margin (MM) - 2006

$662

$359

83

77

$329

$119

$66

$6

Note:  Revenue and Gross Margin exclude $48 million and $1 million of intercompany eliminations, respectively.  Revenue and Gross
Margin reported in NorthWestern’s 10-K filing of $1.1 billion and $519 million incorporate the effect of such eliminations.

Total $1.1 billion

Total $519 million

current operations…

Reliability

South Dakota is in the first quartile as ranked by IEEE benchmarking

Montana is in the second quartile as ranked by IEEE

EEI Emergency Recovery Award for 2005

Recognized for outstanding efforts to restore service following ice storm in SD

One of six utilities nationwide that received this award

Customer Service

NorthWestern Energy is the only three-time recipient of the ServiceOne™
Award from PA Consulting

JD  Power ratings related to image and value are below industry average but are improving

Our overall JD Power customer satisfaction ratings are above average

Cost effectiveness

No increase in customer base rates for the past eight years

Filed for rate cases requesting revenue increases for 2008 rates

Safety

Our safety results are below the industry average

Implementing a comprehensive safety improvement program

CAGR 02 - 06 1.6%
355
360
367
373
379
5
5
6
6
6
63
64
65
67
68
287
291
296
300
305
2002
2003
2004
2005
2006
Residential
Comm & Ind
Other

CAGR 02 - 06 3.7%
8,598
8,901
9,228
9,598
9,742
160
175
169
169
185
5,948
6,183
6,601
6,849
6899
2,490
2,543
2,458
2,580
2658
2002
2003
2004
2005
2006
Residential
Comm & Ind.
Other

NorthWestern Energy
Delivering a Bright Future

historical growth – regulated electric…

Customers (000)

Volume (MWh 000)

(1)

2002 data is pro forma for full year results of Montana operations.
Actual revenues reported in 10-K included Montana results from February through December of 2002.

Volume growth rates have exceeded customer growth rates over the last few years.

(1)

CAGR 02 - 06 1.6%
238
242
244
248
253
0.1
29
30
30
30
31
208
212
214
218
222
2002
2003
2004
2005
2006
Residential
Comm & Ind
Other

CAGR 02 - 06 (1.0)%
29.9
29.6
28.9
29.1
28.2
0.0
0.1
0.2
0.1
0.2
11.2
11.0
10.8
11.0
11.0
18.7
18.5
17.9
18.0
17.0
2002
2003
2004
2005
2006
Residential
Comm & Ind
Other

NorthWestern Energy

Delivering a Bright Future

historical growth – regulated natural gas…

Therms Sales (MM MMBtu)

(1)   2002 data is pro forma for full year results of Montana operations.
Actual revenues reported in 10-K included Montana results from February through December of 2002.

(1)

Gas volumes have decreased over the last few years as homes become more efficient.

Customers (000)

188
226
35
186
2004
2005
2006

80
81
101
2004
2005
2006

475
524
519
2004
2005
2006

137
151
165
2004
2005
2006

NorthWestern Energy
Delivering a Bright Future

financial highlights…

Source:  Company reports and SEC filings.

Note:  Full year 2004 results show combined results for NWEC’s predecessor company from January 1, 2004 to
October 31, 2004 and for NWEC from November 1, 2004 to December 31, 2004.

(1) 2006 includes impact of reorganization expenses and charge for litigation verdict.

EBITDA(1)

Total Capital Expenditures

Gross Margin

($ in millions)

Cash Flow from Operations

($ in millions)

($ in millions)

($ in millions)

NorthWestern’s future…

Operationally strong

Above average reliability

Award winning customer service

Becoming financially stronger

Earnings and cash flow continue to grow

Approximately a 50/50 debt to total capitalization ratio

Investment grade ratings on senior secured basis

Increased September 30 dividend from $.31/share to
$.33/share

Opportunities to expand current cash flows

Aligning revenues with operating costs

Expanding transmission and distribution lines

Continuing to bring supply stability to our customers

Owning rate-based/regulated generation

Adding renewables in all jurisdictions where we serve electricity near term strategic focus…

Operational effectiveness and cost control

Continue to enhance reliability

Continue to improve customer satisfaction

Strengthen cost effectiveness and efficiency

Proactively invest in infrastructure-related
regulated utility assets

Transmission and distribution upgrades

Electric transmission expansion projects (in excess of
$875 million planned for NorthWestern)

Montana generation

Proceed with rate cases in all jurisdictions

investment opportunities…

Company in strategic location in U.S. for
transmission expansion

Existing transmission opportunities

Montana States Intertie Transmission Line
($800 million planned)

Colstrip 500 kV upgrade with partners ($250 million is
total project; our portion $75 million)

Other potential opportunities

Gas pipelines to supply new ethanol plants

Montana generation (House Bill #25 law change in ’07)

Seek out opportunities for new regulated investments

Great Falls
Townsend
Idaho Falls
ANTELOPE

NorthWestern Energy
Delivering a Bright Future

Montana States Intertie Transmission Line…

500 kV AC Line Option

Southwestern Montana
to Southeastern Idaho

Length: Approx. 400 miles

Capacity: 1,500 MW

Capital Cost: $808 million

Assumed ROE of 13%:
ROE range on recent
FERC-regulated projects
of 9%-13.5%

next steps on MSTI…

Open Season –study process ongoing; more than 50% capacity
interest through transmission deposits

FERC “Enhanced Or” rate approval                        Dec. 2006

Regional Planning Process                                                               Ongoing

MFSA Application process                                                               Through Dec. 2009

NEPA/MEPA Scoping                                                                                        Through Dec. 2009

EIS                                                                                                                                                                         2009 through 2010

Right of Way Acquisition                                                                        2009 through 2011

Engineering                                                                                                                                 Through  Dec. 2011

Construction                                                                                                                             2010 through mid 2013

Target In-Service Date                                                                                   1st half of 2013

Townsend
ANTELOPE

NorthWestern Energy

Delivering a Bright Future

Colstrip 500 kV upgrade…

“Traditional” pathway to
West Coast and California
markets

New substations near
Townsend and Missoula, MT

Upgrade to existing stations

No new line construction
necessary

Capacity increase: 500-700 MW

Working with other Colstrip
transmission owners

NWEC’s current ownership
share approx. 30%

Capital cost: $250 Million

NWEC’s share dependant on
other owners participation

Assumed ROE: 10.13%

next steps on Colstrip 500 kV upgrade…

Complete Coordinated Studies with BPA                                  Summer 2007

Regional Planning Process                                                                                              Begin Q3 2007

Staged Development Analysis                                                                                 Q3 2007

Identify Ownership and Investment Options                   Q4 2007

Final Engineering, Siting and Permitting                                    2008

Incremental upgrade construction
timed to match shippers needs                                                                           2009-2010

On line date                                                                                                                                                                 2nd half 2010

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Cap Ex (000's
2007
2008
2009
2010
2011
2012
2013
MSTI
Colstrip 500 kV

NorthWestern Energy
Delivering a Bright Future

transmission growth projects capital spending…

More than $875 million of identified growth projects.

rate case filings…

Montana

Last case was in 2000 (test year 1999); requesting revenue increase of approximately $41.9 million annually

FERC

Requesting revenue increase of approximately $8.6 million annually

South Dakota

Last natural gas rate case was in 1998 (test year 1997); requesting revenue increase of approximately $3.7 million annually

Nebraska

Last natural gas rate case was in 2000 (test year 1999); requesting revenue increase of approximately $2.8 million annually

Total revenue requests are approximately $57 million annually.

(All ’06 test years)

Rate Base

Requested

Requested

Requested

Existing

2006

in millions

ROE

Equity

ROR

ROE

ROR

MT Electric

667.4

12.00%

51.46%

8.98%

10.75%

6.14%

MT Natural Gas

264.5

11.75%

51.46%

8.85%

10.75%

6.45%

SD Natural Gas

53.2

11.25%

51.46%

8.99%

10.25%

4.50%

NE Natural Gas

25.6

11.25%

51.46%

8.98%

10.25%

2.40%

SD Electric

165.7

Total

1,176.4

financial objectives…

Investment grade capital structure

Currently investment grade on secured debt

Striving to achieve investment grade on unsecured debt / corporate rating

Long-term dividend payout of 60–70%

Quarterly dividend increase to $.33/share for September 30, 2007

Grow earnings per share

Utilize excess cash flow and debt capacity to invest in the business

Invest in organic growth in existing service territories

Invest in transmission opportunities (MSTI and 500 kV upgrade)

Invest in gas transmission (natural gas pipes to Ethanol plants)

Invest in electric generation opportunities (MT gas plant)

Provide annual earnings guidance

$1.45 - $1.60 for 2007

Provide earnings guidance on 2008 later this year

Obtain analyst coverage

Attract analyst coverage that did not exist during sale process investment highlights…

Attractive Transmission and Distribution Business

Strong, Predictable Earnings

Increasing Gross Margin, Earnings and
Free Cash Flow (Increased Dividend in Q3 ‘07)

Significant Investment Potential

Experienced Management